Exhibit (99)(f)

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)
                                       AND
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)


     Know all men by these presents that the undersigned director and officer of Allstate Life Insurance Company of New York constitutes and appoints Michael J. Velotta as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Separate Account A and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 27, 2000



/s/THOMAS J. WILSON, II
-------------------------------
Thomas J. Wilson, II.
Chairman of the Board and President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)
                                       AND
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)


     Know all men by these presents that the undersigned director and officer of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and York and its Separate Account A and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 27, 2000



/s/MICHAEL J. VELOTTA
-----------------------------
Michael J. Velotta
Director and Vice President, Secretary and
General Counsel

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)
                                       AND
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)


     Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Separate Account A and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 27, 2000



/s/ MARGARET G. DYER
--------------------------
Margaret G. Dyer
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)
                                       AND
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)


     Know all men by these presents that the undersigned director and officer of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Separate Account A and any amendments hereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 27, 2000



/s/ MARLA G. FRIEDMAN
-------------------------------
Marla G. Friedman
Vice President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)
                                       AND
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)


     Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Separate Account A and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 27, 2000



/s/ VINCENT A. FUSCO
-----------------------------
Vincent A. Fusco
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)
                                       AND
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)


     Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Separate Account A and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 27, 2000

/s/ JOHN C. LOUNDS
---------------------------
John C. Lounds
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)
                                       AND
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)


     Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Separate Account A and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 27, 2000



/s/ J. KEVIN MCCARTHY
--------------------------
J. Kevin McCarthy
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)
                                       AND
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)


     Know all men by these presents that the undersigned officer of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Separate Account A and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 27, 2000


/s/ SAMUEL H. PILCH
---------------------------
Samuel H. Pilch
Controller

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)
                                       AND
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)


     Know all men by these presents that the undersigned officer of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Separate Account A and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 27, 2000



/s/ KEVIN R. SLAWIN
------------------------
Kevin R. Slawin
Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)
                                       AND
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)


     Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Separate Account A and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 27, 2000




/s/ STEVEN C. VERNEY
------------------------
Steven C. Verney
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)
                                       AND
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)


     Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and its Separate Account A and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 27, 2000




/s/ PATRICIA W. WILSON
---------------------------
Patricia W. Wilson
Director